SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 3, 2002

NaPRO BIOTHERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

0-243201

(Commission File Number)

Delaware (State of incorporation)	84-1187753 (IRS Employer Identification No.)

6304 Spine Road, Unit A

Boulder, Colorado 80301

(Address of principal executive offices and Zip Code)

(303) 516-8500

Registrant's telephone number, including area code

Item 5. Other Events.

On July 3, 2002, NaPro BioTherapeutics, Inc. (the "Company") issued a press release announcing that the European Patent Office, Opposition Division, ruled that the Company's currently issued paclitaxel formulation patent in the European Patent Convention is invalid. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Exhibits

99.1     Press Release, dated as of July 3, 2002, entitled "European Patent Office Opposition Division Revokes NaPro's Paclitaxel Formulation Patent."

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 8, 2002

NaPRO BIOTHERAPEUTICS, INC.

By:	/s/ Gordon Link Gordon Link
Its:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated as of July 3, 2002, entitled "European Patent Office Opposition Division Revokes NaPro's Paclitaxel Formulation Patent."